Exhibit 32

                    CERTIFICATION OF CHIEF FINANCIAL OFFICER
                                   PURSUANT TO
                             18 U.S.C. SECTION 1350,
                              AS ADOPTED PUSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

I certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that the Quarterly Report on Form 10QSB for the quarter ended July 31, 2004, fully complies with the requirements of
Section 13 (a) or 15 (d) of the Securities Exchange Act of 1934 and that information contained in such Quarterly Report fairly presents in all material respect the financial condition and results of operations of Vitro Diagnostics, Inc.


Date:  September 10, 2004

                                            By: /s/  James R. Musick
                                               --------------------------------
                                            Name:    James R. Musick
                                            Title:   President, Chief Executive
                                                     and Principal Financial
                                                     Officer
                                                     Vitro Diagnostics, Inc.